UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): March 14, 2005


                             Headwaters Incorporated
                            ------------------------
             (Exact name of registrant as specified in its charter)


      Delaware                       0-27808                     87-0547337
----------------------------      -------------           ----------------------
(State or other jurisdiction       (Commission                (I.R.S. Employer
    of incorporation)              File Number)           Identification Number)


        10653 South River Front Parkway, Suite 300
                   South Jordan, UT                        84095
         ----------------------------------------       ----------
         (Address of principal executive offices)       (Zip Code)

       Registrant's telephone number, including area code: (801) 984-9400

                                 Not Applicable
                                 ---------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

         [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

         [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

         [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

         [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01: Entry into a Material Definitive Agreement.

         On March 14, 2005, Headwaters announced that it was completing an amendment to its senior secured credit facility. A copy of that press release was attached as exhibit 99.1 to our Form 8-K filed on March 14, 2005. Headwaters and the parties to the senior secured credit facility have now completed the amendment which modifies, among others, the following provisions of our senior credit agreements.

         o Provides for a ratings-based grid on the 1st Lien Term Loan that, based upon Headwaters current ratings by S&P/Moody's of B1/B+, reduces the interest rate from 325 basis points over LIBOR to 225 basis points over LIBOR.

         o Increases in fiscal 2005 and 2006 the allowed capital expenditures from $50 million to $62 million.

         o Allows the prepayment of the 2nd Lien Term Loan using Headwaters' cash flow after September 8, 2005, subject to the contractual prepayment premium.

         o Decreases the required amount of the floating-to-fixed hedge from $300 million to $150 million.

         o Provides for a one-year 1% prepayment premium on voluntary prepayments of the 1st Lien Term Loan.

         The amendment is filed herewith as exhibit 10.93.


Item 9.01: Financial Statements and Exhibits.

         (c)      Exhibits.

                  10.93 - Amendment No. 2 to the Credit Agreement among
                          Headwaters and various lenders dated as of March 14, 2005.

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

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: March 17, 2005                           HEADWATERS INCORPORATED
                                               (Registrant)


                                               By:  /s/ Kirk A. Benson
                                                  ------------------------------
                                                  Kirk A. Benson
                                                  Chief Executive Officer
                                                  (Principal Executive Officer)

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